UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FIRST HAWAIIAN, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of FIRST HAWAIIAN, INC. To Be Held On: April 22, 2020 at 8:00 a.m., Local Time at The Bankers Club, 999 Bishop Street, 30th Floor, Honolulu, Hawaii You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at http://proxy.fhb.com or easily request a paper copy (see below). We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 4/10/20. Please visit http://proxy.fhb.com, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K • Annual Report to Stockholders TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. For information on how to get directions and vote in person, please refer to our Proxy Statement. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card or voting instruction form. TO VOTE: independent registered public accounting firm for the year ending December 31, as disclosed in the proxy statement. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE. 1. Election of Directors: NOMINEES: Matthew J. Cox W. Allen Doane Faye W. Kurren Robert S. Harrison Allen B. Uyeda Jenai S. Wall C. Scott Wo Please note that you cannot use this notice to vote by mail. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3. 2. Ratification of the appointment of Deloitte and Touche LLP to serve as the 2020. 3. An advisory vote on the compensation of the Company’s named executive officers COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER